UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2016

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13601 North Freeway, Suite 200, Fort Worth, TX 76177
(Address of Principal Executive Offices)

888-998-2468
(Registrant’s telephone number, including area code)

20333 South Normandie Avenue, Torrance, California 90502
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information required by this Item 2.03 is set forth below in Item 8.01-Other Events, and incorporated herein by reference. A description of the material terms and conditions of the Lease Agreement between Farmer Bros. Co., a Delaware corporation, and the lessor (the “Lease Agreement”), for the Company’s new facility in Northlake, Texas (the “New Facility”), is contained in the Company’s Quarterly Report on Form 10-Q for the period ended December 31, 2015 and incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
The updated investor presentation slides furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference (the “Investor Presentation”), will be used as reference materials by the Company, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others effective March 10, 2016. The Investor Presentation will be posted on the Investor Relations section of the Company’s website at www.farmerbros.com. The information contained in the Investor Presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.
The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K. The furnishing of the information contained in this Item 7.01, including Exhibit 99.1 hereto, is not intended to constitute a representation that such furnishing is required by Regulation FD or that the Investor Presentation includes material investor information that is not otherwise publicly available.
Item 8.01. Other Events.
Corporate Relocation Plan - Update
On March 10, 2016, the Company’s Board of Directors approved the final budget for the New Facility. Based on the final budget, which reflects substantial completion of the principal design work for the New Facility, the Company currently estimates that the construction costs for the New Facility will be approximately $55 million to $60 million plus an additional $35 million to $39 million in anticipated capital expenditures for machinery and equipment, furniture and fixtures, and related expenditures. The final budget reflects, among other things, an increase in facility size and scope of building design, including a larger warehouse and a larger manufacturing footprint; additional infrastructure and automation to support staged manufacturing and production line capacity allowing for future capacity growth; and certain other estimated landlord costs under the Lease Agreement. The majority of the construction costs associated with the New Facility are expected to be incurred in early fiscal 2017. Construction of and relocation to the New Facility are expected to be completed by the end of the second quarter of fiscal 2017. The expenditures associated with the New Facility are expected to be partially offset by the $6.0 million in proceeds from the sale of the Company’s spice assets completed in December 2015 and the net proceeds from the planned sale of the Company’s Torrance facility which the Company currently estimates to be $43 million to $44 million, including anticipated proceeds from the disposal of miscellaneous fixed assets relating to the Torrance facility. The Company expects to close the sale of the Torrance facility in the first quarter of fiscal 2017. The Company currently estimates that the total range of annualized cost savings associated with the corporate relocation plan and relocation to the New Facility, including the replacement of the Company’s long-haul fleet operations with third party logistics and a vendor managed inventory initiative offset by the disposed portion of the former spice business, is approximately $18 million to $20 million.

In connection with the delivery of the final budget, the Board of Directors approved entry into an amendment to the Lease Agreement pursuant to which the option purchase price under the Lease Agreement will increase from 103.0% to 103.5% of the total project cost as of the date of the option closing.
Based on current assumptions and subject to continued implementation of the corporate relocation plan as planned, the Company currently estimates that it will incur approximately $30 million in cash costs in connection with the exit of the Torrance facility, consisting of $17 million in employee retention and separation benefits, $5 million in facility-related costs and $8 million in other associated costs including travel, legal, consulting and other professional services. The increase in estimated cash costs reflects revised estimates for employee retention and separation benefits relating to the replacement of the Company’s long-haul fleet operations with third party logistics, the extension of retention and separation benefits to certain employees impacted by the corporate relocation plan, and additional estimated fees for consulting and other professional services relating to the exit of the Torrance facility. Since adoption of the corporate relocation plan through December 31, 2015, the Company has recognized a total of $20.3 million of the estimated aggregate cash costs. The remainder is expected to be recognized in the balance of fiscal 2016 and the first half of fiscal 2017. The Company may incur certain other non-cash asset impairment costs, postretirement benefit costs and pension-related costs.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements contained in this Current Report on Form 8-K, including the timing and success of completion of construction of the New Facility, the extent to which actual construction costs and other capital expenditures associated with the New Facility exceed budgeted amounts, and the closing of and net proceeds from the sale of the Company’s Torrance facility, are not based on historical fact and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact; actual results may differ materially due in part to the risk factors set forth in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended June 30, 2015 filed with the SEC on September 14, 2015. These forward-looking statements can be identified by the use of words like “anticipates,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “could,” “assumes” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. We intend these forward-looking statements to speak only at the time of this report and do not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, the timing and success of implementation of the Company’s corporate relocation plan, the timing and success of the Company in realizing estimated savings from third party logistics and vendor managed inventory, the realization of the Company’s cost savings estimates, the relative effectiveness of compensation-based employee incentives in causing improvements in Company performance, the capacity to meet the demands of the Company’s large national account customers, the extent of execution of plans for the growth of Company business, achievement of financial metrics related to those plans, the success of the Company to retain and/or attract qualified employees, the effect of the capital markets as well as other external factors on stockholder value, fluctuations in availability and cost of green coffee, competition, organizational changes, changes in the strength of the economy, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, changes in the quality or dividend stream of third parties’ securities and other investment vehicles in which we have invested our assets, as well as other risks described in this report and other factors described from time to time in our filings with the SEC.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

99.1	Farmer Bros. Co. Updated Investor Presentation dated March 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2016

FARMER BROS. CO.

By:	/s/ Isaac N. Johnston, Jr.
Isaac N. Johnston, Jr.
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Farmer Bros. Co. Updated Investor Presentation dated March 2016